UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2023

SEQLL INC.

(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Federal Street Billerica, MA	01821
(Address of Principal Executive Offices)	(zip code)

(781) 460-6016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.00001 per share	SQL	The Nasdaq Market LLC
Warrants to purchase Common Stock	SQLLW	The Nasdaq Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement.

Amendment No. 2 to the Merger Agreement

As previously reported, on May 29, 2023, SeqLL, Inc., a Delaware corporation (the “Company”), SeqLL Merger LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Purchaser Sub”), Atlantic Acquisition Corp, a Delaware corporation (“Atlantic”), Atlantic Merger LLC, a Delaware limited liability company and a majority-owned subsidiary of Atlantic (“Atlantic Merger Sub”), Lyneer Investments, LLC, a Delaware limited liability company (“Lyneer”), IDC Technologies, Inc., a California corporation (“IDC”), and Lyneer Management Holdings LLC, a Delaware limited liability company (“Lyneer Management”), entered into an Agreement and Plan of Reorganization, as amended on June 23, 2023 (the “Merger Agreement”), pursuant to which (i) Atlantic Merger Sub will be merged with and into Lyneer, with Lyneer continuing as the surviving entity (the “Lyneer Merger”), and (ii) Purchaser Sub will subsequently be merged with and into Lyneer, with Lyneer continuing as the surviving entity and as a wholly-owned subsidiary of the Company (the “SeqLL Merger” and, together with the Lyneer Merger, the “Mergers”).

On October 5, 2023, the Company entered into Amendment No. 2 to the Agreement and Plan of Reorganization (the “Amendment”) with the other parties thereto. Prior to the Amendment, as consideration for the acquisition by the Company of Lyneer in the Mergers, the Company was to (i) pay to IDC and Lyneer Management an aggregate of $40,000,000 in cash (the “Cash Consideration”) and (ii) issue to (a) IDC and Lyneer Management a number of shares of the Company’s common stock (the “Lyneer Stock Consideration”) equal to the quotient of $60,000,000 divided by the price per share at which the Company’s common stock is sold in the Capital Raise (the “Offering Price”), of which 90% percent of such shares will be issued to IDC and 10% percent of such shares will be issued to Lyneer Management and (b) Atlantic a number of shares of the Company’s common stock (the “Atlantic Stock Consideration”) to be determined based upon the following formula:

(A/B) – [(C/B) + D]

Where:

A= $225,000,000

B= the Offering Price

C= $72,000,000

D= number of shares of the Company’s common stock sold in the Capital Raise

(exclusive of shares issued in respect of any over-allotment option).

The Amendment amends the Lyneer Stock Consideration to be a number of shares of the Company’s common stock equal to the quotient of $50,000,000 divided by the Offering Price. The Amendment also amends the Atlantic Stock Consideration to be a number of shares of the Company’s common stock to be determined based upon the following formula:

(A/B) – [(C/B) + D]

Where:

A= $150,000,000

B= the Offering Price

C= $62,000,000

D= number of shares of the Company’s common stock sold in the Capital Raise

(exclusive of shares issued in respect of any over-allotment option).

The foregoing description of the Merger Agreement and the Amendment does not purport to be complete and is qualified in its entirety by the Merger Agreement and the Amendment, copies of which are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K. Unless otherwise defined herein, the capitalized terms used above are defined in the Merger Agreement.

The foregoing summary of the Merger Agreement and the Amendment have been included to provide investors and securityholders with information regarding the terms of the Merger Agreement, as amended by the Amendment, and is qualified in its entirety by the terms and conditions of the Merger Agreement, as amended. It is not intended to provide any other factual information about the Company, Atlantic, Lyneer or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement, as amended, were made only for purposes of such agreement and as of specified dates, were solely for the benefit of the respective parties to such agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality that differ from those applicable to investors. Moreover, certain representations and warranties in the Merger Agreement, as amended, may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Atlantic, Lyneer, Lyneer Management or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding the transactions described herein (the “Transactions”), the Company’s ability to consummate the Transactions and raise capital prior to the Mergers, the benefits of the Transactions, the Company’s future financial performance following the Transactions, as well as the Company’s and Atlantic’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company, Atlantic and Lyneer’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the Transactions or to satisfy the closing conditions, including the closing of the Capital Raise; the failure to realize the anticipated benefits of the Transactions, including as a result of a delay in its consummation; the occurrence of events that may give rise to a right of one or all of the Company, Atlantic and Lyneer to terminate the definitive agreements related to the Transactions; the risks related to the growth of the Company’s business and the timing of expected business milestones; and the effects of competition on the Company’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that neither the Company, Atlantic or Lyneer presently know or that the Company, Atlantic and Lyneer currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2023 and any subsequently filed Quarterly Report on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
2.1*	Agreement and Plan of Reorganization dated as of May 29, 2023, as amended on June 23, 2023, among the Company, SeqLL Merger LLC, Atlantic Acquisition Corp, Atlantic Merger LLC, Lyneer Investments, LLC, IDC Technologies, Inc., and Lyneer Management Holdings LLC. (incorporated by reference to Exhibits 2.1 and 2.2 of the Company’s Current Report to Form 8-K dated June 23, 2023)
2.2	Amendment No. 2 to Agreement and Plan of Reorganization dated as of October 5, 2023 among the Company, SeqLL Merger LLC, Atlantic Acquisition Corp, Atlantic Merger LLC, Lyneer Investments, LLC, IDC Technologies, Inc. and Lyneer Management Holdings LLC (incorporated by reference to Exhibit 2.3 to Amendment No. 4 to the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on October 5, 2023).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document)

*	Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2023	SEQLL INC.

	By:	/s/ Daniel Jones
Daniel Jones
Chief Executive Officer

4